                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    November 1, 1999



                             SHILOH INDUSTRIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                      0-21964                   51-0347683
---------------            ------------------------      -------------------
(State or Other            (Commission File Number)       (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)



      Suite 202, 103 Fould Road, Wilmington, Delaware                  19803
      -----------------------------------------------                ---------
       (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:             (302) 998-0592







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                             SHILOH INDUSTRIES, INC.


                                    FORM 8-K



         ITEM 2.  ACQUISITION OF SIGNIFICANT BUSINESS

                  On November 1, 1999, Shiloh Automotive, Inc. ("Shiloh Automotive"), a wholly-owned subsidiary of Shiloh Industries, Inc. ("Shiloh"), completed the previously announced acquisition from MTD Products Inc ("MTD") of substantially all of the assets of MTD Automotive, an unincorporated division of MTD. The consideration paid to MTD consisted of $20.0 million in cash and 1,428,571 newly issued shares of Shiloh common stock, subject to certain adjustments and to an earnout covering the 12 month period subsequent to closing. The amount of the consideration was the result of arms-length negotiations. The cash consideration paid to MTD was obtained from Shiloh's revolving credit facility with KeyBank National Association.

                  After giving effect to the transaction, MTD owns or controls approximately 56% of Shiloh's outstanding common stock. Curtis E. Moll, Chairman of the Board of Shiloh, is the Chairman of the Board and Chief Executive Officer of MTD. Dieter Kaesgen and David J. Hessler are members of the Shiloh Board of Directors who are employed or designated by MTD.

                  The press release issued by Shiloh and MTD on November 1, 1999 announcing the consummation of the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The financial statements of the Division for the period specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty days after the date on which this Current Report on Form 8-K is filed.

         (b)      Pro Forma Financial Information.

                  The pro forma financial statements of the Division required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty days after the date on which this Current Report on Form 8-K is filed.





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         (c)      Exhibits.

           2.1 Closing Agreement, dated as of October 31, 1999, by and among Shiloh Industries, Inc., Shiloh Automotive, Inc. and MTD Products Inc.


          99.1.   Press Release, dated November 1, 1999.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SHILOH INDUSTRIES, INC.
                                             (Registrant)



                                    By: /s/ John F. Falcon
                                        ------------------------------
                                        John F. Falcon, President and
                                        Chief Executive Officer


Date:  November 15, 1999




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                                  EXHIBIT INDEX



Exhibit No.                       Description of Exhibit
-----------                ---------------------------------------------------

  2.1 Closing Agreement, dated as of October 31, 1999, by and among Shiloh Industries, Inc., Shiloh Automotive, Inc. and MTD Products Inc.


 99.1                      Press Release, dated November 1, 1999.